SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------

                                    Form 8-K
                                 Amendment No. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                                  July 30, 2004



                               POPE & TALBOT, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  1-7852                    94-0777139
 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)


               1500 S.W. First Avenue
                  Portland, Oregon                             97201
      (Address of principal executive offices)               (Zip Code)


                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      None
         (Former name or former address, if changed since last report.)

Item 12.   Results of Operations and Financial Condition

           On July 30, 2004, Pope & Talbot, Inc. issued its press release announcing its financial results for the second quarter of 2004. A copy of the release is attached hereto as Exhibit 99.1.

           Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 30, 2004.


                                                 POPE & TALBOT, INC.
                                                 -------------------------------
                                                 Registrant



                                                 By: /s/ Richard K. Atkinson
                                                     ---------------------------
                                                 Name: Richard K. Atkinson
                                                 Title: Vice President and
                                                        Chief Financial Officer

Exhibit    Description
-------    -----------

99.1 Press release issued by Pope & Talbot, Inc. dated July 30, 2004, announcing second quarter 2004 financial results.